EXHIBIT 20.1

College Loan Corporation Trust I Series 2003-2, Series 2004-1, and 2005-1
Statement to Note Holders
As of and for the period ended: 08/31/2005

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer’s knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during August 2005;

                           Series     Class     Principal Paid
                           ------     -----     --------------

                            2002       A-1                  $0
                            2002       A-2                  $0
                            2002       A-3                  $0
                            2002       A-4                  $0
                            2002       A-5                  $0
                            2002       A-6                  $0
                            2002       A-7                  $0
                            2002       A-8                  $0
                            2002       A-9                  $0
                            2002       B-1                  $0
                           2002-2      A-10                 $0
                           2002-2      A-11                 $0
                           2002-2      A-12                 $0
                           2002-2      A-13                 $0
                           2002-2      A-14                 $0
                           2002-2      A-15                 $0
                           2002-2      A-16                 $0
                           2002-2      A-17                 $0
                           2002-2      A-18        $13,000,000
                           2002-2      A-19                 $0
                           2002-2      A-20                 $0
                           2002-2      A-21                 $0
                           2002-2      A-22                 $0
                           2002-2      A-23                 $0
                           2002-2      A-24                 $0
                           2002-2      A-25                 $0
                           2002-2      A-26                 $0
                           2002-2      A-27                 $0
                           2002-2      A-28                 $0
                           2002-2      A-29                 $0
                           2002-2      A-30                 $0
                           2002-2      B-2                  $0
                           2002-2      B-3                  $0
                           2002-2      B-4                  $0
                           2003-1      A-1                  $0
                           2003-1      A-2                  $0
                           2003-1      A-3                  $0
                           2003-1      A-4                  $0
                           2003-1      A-5                  $0
                           2003-1      A-6                  $0
                           2003-1      A-7                  $0
                           2003-1      A-8                  $0
                           2003-1      A-9         $20,000,000
                           2003-1      A-10        $50,000,000
                           2003-1      B-1                  $0
                           2003-1      B-2                  $0
                           2003-2      A-1                  $0
                           2003-2      A-2                  $0
                           2003-2      A-3                  $0
                           2004-1      A-1                  $0
                           2004-1      A-2                  $0
                           2004-1      A-3                  $0
                           2004-1      A-4                  $0
                           2004-1      B-1                  $0
                           2005-1      A-1                  $0
                           2005-1      A-2                  $0
                           2005-1      A-3                  $0
                           2005-1      A-4                  $0
                           2005-1      A-5                  $0
                           2005-1      B-1                  $0
(b)	the amount of payments with respect to each series of Notes paid with respect to interest during August 2005;

                            Series     Class     Principal Paid
                            ------     -----     --------------
                              2002      A-1      $           -
                              2002      A-2      $           -
                              2002      A-3      $           -
                              2002      A-4      $        184,807
                              2002      A-5      $        191,464
                              2002      A-6      $        189,274
                              2002      A-7      $        194,268
                              2002      A-8      $        190,953
                              2002      A-9      $         53,889
                              2002      B-1      $        114,374
                              2002-2    A-10     $        273,100
                              2002-2    A-11     $        273,020
                              2002-2    A-12     $        527,620
                              2002-2    A-13     $        262,280
                              2002-2    A-14     $        260,820
                              2002-2    A-15     $        265,420
                              2002-2    A-16     $        270,800
                              2002-2    A-17     $        271,560
                              2002-2    A-18     $        236,992
                              2002-2    A-19     $        320,263
                              2002-2    A-20     $        333,074
                              2002-2    A-21     $        300,986
                              2002-2    A-22     $        300,986
                              2002-2    A-23     $        300,986
                              2002-2    A-24     $        311,019
                              2002-2    A-25     $        311,019
                              2002-2    A-26     $        311,019
                              2002-2    A-27     $        310,170
                              2002-2    A-28     $        310,170
                              2002-2    A-29     $        310,170
                              2002-2    A-30     $        310,170
                              2002-2    B-2      $        109,856
                              2002-2    B-3      $        219,392
                              2002-2    B-4      $        108,624
                              2003-1    A-1      $            -
                              2003-1    A-2      $        263,120
                              2003-1    A-3      $        262,360
                              2003-1    A-4      $        538,440
                              2003-1    A-5      $        536,220
                              2003-1    A-6      $        521,640
                              2003-1    A-7      $        261,580
                              2003-1    A-8      $        262,280
                              2003-1    A-9      $         52,780
                              2003-1    A-10     $        196,604
                              2003-1    B-1      $         68,660
                              2003-1    B-2      $         68,080
                              2003-2    A-1      $            -
                              2003-2    A-2      $            -
                              2003-2    A-3      $            -
                              2004-1    A-1      $            -
                              2004-1    A-2      $            -
                              2004-1    A-3      $            -
                              2004-1    A-4      $            -
                              2004-1    B-1      $        279,240
                              2005-1    A-1      $            -
                              2005-1    A-2      $            -
                              2005-1    A-3      $            -
                              2005-1    A-4      $            -
                              2005-1    A-5      $            -
                              2005-1    B-1      $        108,624
(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over; Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of August 2005; Principal Balance of Financed Student Loans $6,503,845,938

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of August 2005, after giving effect to payments allocated to principal reported under paragraph (a) above;

                              Series     Class     Principal Paid
                              ------     -----     --------------
                              2002       A-1       $        -
                              2002       A-2       $        -
                              2002       A-3       $        -
                              2002       A-4       $  73,000,000
                              2002       A-5       $  73,000,000
                              2002       A-6       $  73,000,000
                              2002       A-7       $  73,000,000
                              2002       A-8       $  73,000,000
                              2002       A-9       $  19,900,000
                              2002       B-1       $  42,000,000
                             2002-2     A-10       $ 100,000,000
                             2002-2     A-11       $ 100,000,000
                             2002-2     A-12       $ 100,000,000
                             2002-2     A-13       $ 100,000,000
                             2002-2     A-14       $ 100,000,000
                             2002-2     A-15       $ 100,000,000
                             2002-2     A-16       $ 100,000,000
                             2002-2     A-17       $ 100,000,000
                             2002-2     A-18       $  67,000,000
                             2002-2     A-19       $ 100,000,000
                             2002-2     A-20       $ 100,000,000
                             2002-2     A-21       $ 100,000,000
                             2002-2     A-22       $ 100,000,000
                             2002-2     A-23       $ 100,000,000
                             2002-2     A-24       $ 100,000,000
                             2002-2     A-25       $ 100,000,000
                             2002-2     A-26       $ 100,000,000
                             2002-2     A-27       $ 100,000,000
                             2002-2     A-28       $ 100,000,000
                             2002-2     A-29       $ 100,000,000
                             2002-2     A-30       $ 100,000,000
                             2002-2      B-2       $  40,000,000
                             2002-2      B-3       $  40,000,000
                             2002-2      B-4       $  40,000,000
                             2003-1      A-1       $        -
                             2003-1      A-2       $ 100,000,000
                             2003-1      A-3       $ 100,000,000
                             2003-1      A-4       $ 100,000,000
                             2003-1      A-5       $ 100,000,000
                             2003-1      A-6       $ 100,000,000
                             2003-1      A-7       $ 100,000,000
                             2003-1      A-8       $ 100,000,000
                             2003-1      A-9       $        -
                             2003-1     A-10       $        -
                             2003-1      B-1       $  25,000,000
                             2003-1      B-2       $  25,000,000
                             2003-2      A-1       $  25,000,000
                             2003-2      A-2       $ 646,800,000
                             2003-2      A-3       $ 308,200,000
                             2004-1      A-1       $ 293,000,000
                             2004-1      A-2       $ 307,000,000
                             2004-1      A-3       $ 400,000,000
                             2004-1      A-4       $ 200,000,000
                             2004-1      B-1       $ 100,000,000
                             2005-1      A-1       $ 216,000,000
                             2005-1      A-2       $ 393,000,000
                             2005-1      A-3       $ 300,000,000
                             2005-1      A-4       $ 214,000,000
                             2005-1      A-5       $ 137,000,000
                             2005-1      B-1       $  40,000,000
(f)	the interest rate for any series of variable rate Notes for August 2005, indicating how such interest rate is calculated;

                   Series     Class    Interest Rate        Interest Calculation
                   ------     -----    -------------        --------------------
                     2002      A-1            n/a           28-Day Auction Rate
                     2002      A-2            n/a           28-Day Auction Rate
                     2002      A-3            n/a           28-Day Auction Rate
                     2002      A-4         3.492%           28-Day Auction Rate
                     2002      A-5         3.550%           28-Day Auction Rate
                     2002      A-6         3.522%           28-Day Auction Rate
                     2002      A-7         3.537%           28-Day Auction Rate
                     2002      A-8         3.456%           28-Day Auction Rate
                     2002      A-9         3.562%           28-Day Auction Rate
                     2002      B-1         3.608%           28-Day Auction Rate
                    2002-2     A-10        3.585%           28-Day Auction Rate
                    2002-2     A-11        3.584%           28-Day Auction Rate
                    2002-2     A-12        3.591%           28-Day Auction Rate
                    2002-2     A-13        3.553%           28-Day Auction Rate
                    2002-2     A-14        3.508%           28-Day Auction Rate
                    2002-2     A-15        3.505%           28-Day Auction Rate
                    2002-2     A-16        3.562%           28-Day Auction Rate
                    2002-2     A-17        3.569%           28-Day Auction Rate
                    2002-2     A-18        3.528%           28-Day Auction Rate
                    2002-2     A-19        3.675%           28-Day Auction Rate
                    2002-2     A-20        3.685%           28-Day Auction Rate
                    2002-2     A-21        3.670%           28-Day Auction Rate
                    2002-2     A-22        3.670%           28-Day Auction Rate
                    2002-2     A-23        3.670%           28-Day Auction Rate
                    2002-2     A-24        3.672%           28-Day Auction Rate
                    2002-2     A-25        3.672%           28-Day Auction Rate
                    2002-2     A-26        3.672%           28-Day Auction Rate
                    2002-2     A-27        3.672%           28-Day Auction Rate
                    2002-2     A-28        3.672%           28-Day Auction Rate
                    2002-2     A-29        3.672%           28-Day Auction Rate
                    2002-2     A-30        3.672%           28-Day Auction Rate
                    2002-2     B-2         3.624%           28-Day Auction Rate
                    2002-2     B-3         3.603%           28-Day Auction Rate
                    2002-2     B-4         3.639%           28-Day Auction Rate
                    2003-1     A-1            n/a            7-Day Auction Rate
                    2003-1     A-2         3.551%           28-Day Auction Rate
                    2003-1     A-3         3.565%           28-Day Auction Rate
                    2003-1     A-4         3.608%           28-Day Auction Rate
                    2003-1     A-5         3.573%           28-Day Auction Rate
                    2003-1     A-6         3.461%           28-Day Auction Rate
                    2003-1     A-7         3.529%           28-Day Auction Rate
                    2003-1     A-8         3.531%           28-Day Auction Rate
                    2003-1     A-9         3.440%           28-Day Auction Rate
                    2003-1     A-10        3.680%           28-Day Auction Rate
                    2003-1     B-1         3.624%           28-Day Auction Rate
                    2003-1     B-2         3.613%           28-Day Auction Rate

                                   Weighted Average            Weighted Average
                Series      Class     Libor Rate     Spread          Rate         Interest Calculation
                ------      -----     ----------     ------          ----         --------------------
                2003-2       A-1        3.65000%     0.03000%      3.68000%       Floating Rate Note
                2003-2       A-2        3.65000%     0.14000%      3.79000%       Floating Rate Note
                2003-2       A-3        3.65000%     0.20000%      3.85000%       Floating Rate Note
                2004-1       A-1        3.65000%     0.05000%      3.70000%       Floating Rate Note
                2004-1       A-2        3.65000%     0.11000%      3.76000%       Floating Rate Note
                2004-1       A-3        3.65000%     0.16000%      3.81000%       Floating Rate Note
                2004-1       A-4        3.65000%     0.19000%      3.84000%       Floating Rate Note
                2004-1       B-1                                     3.762%       28-Day Auction Rate
                2005-1       A-1        3.65000%     0.03000%      3.68000%       Floating Rate Note
                2005-1       A-2        3.65000%     0.10000%      3.75000%       Floating Rate Note
                2005-1       A-3        3.65000%     0.12000%      3.77000%       Floating Rate Note
                2005-1       A-4        3.65000%     0.15000%      3.80000%       Floating Rate Note
                2005-1       A-5        3.65000%     0.20000%      3.85000%       Floating Rate Note
                2005-1       B-1                                   3.666%         28-Day Auction Rate
(g)	the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of August 2005;

Servicing fees $1,182,149

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated as of the close of business on the last day of August 2005;

                                     Fee                    Amount
                                     ---                    ------
                                    Administration      $1,115,512
                                     Auction Agent         $10,749
                                      Market Agent              $0
                                 Calculation Agent              $0
                                     Broker-Dealer        $645,541
                                  Delaware Trustee              $0
                                           Trustee         $46,581
                           Eligible Lender Trustee              $0
                                Verification Agent               *
                 *Verification Agent fees are included in Trustee fees above
(i)	the amount of principal and interest received during August 2005 relating to Financed Student Loans;

Amount of principal and interest received $142,140,151

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of August 2005;

         Amount of payment attributable to amounts in the Reserve Fund                $0
         Amount of any other withdrawals from the Reserve Fund                  $622,500
         Ending Balance of Reserve Fund                                      $52,079,250
(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during August 2005 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund $0

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during August 2005;

Amounts paid to acquire Student Loans $2,682,970

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during August 2005;

Amounts paid for Financed Student Loans purchased from the Trust $0

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of August 2005, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaitingpayment;

                                                          Number            Amount
                                                          ------            ------
             (i)  0 to 30 days delinquent              579,636        6,147,077,357
            (ii)  31 to 60 days delinquent              13,693          133,323,006
           (iii)  61 to 90 days delinquent               7,059           65,910,180
            (iv)  91 to 120 days delinquent              5,163           43,842,521
             (v)  > 120 day delinquent                  14,286          100,819,095
            (vi)  & claims filed                         2,191           12,873,779
                                                         -----           ----------
                  Total                                622,028        6,503,845,938
(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of August 2005; and

Value of the Trust Estate $6,905,983,494 Outstanding Principal amount of the Notes $6,943,900,000

(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of August 2005.

                                                                                   Number      Percentage
                                                                                   ------      ----------
           (i)       Outstanding rejected federal reimbursement claims                28             *
           (ii)      Financed Student Loans in forbearance                        32,549         8.27%
           (iii)     Financed Student Loans in deferment                          61,778        12.75%
           * Less than 0.01%